SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 25, 2001

                    AUTOLOGIC INFORMATION INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     0-3223                 13-3855697
         --------                     ------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



          1050 Rancho Conejo Boulevard, Thousand Oaks, California 91320
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (805) 498-9611
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 1.   Change of Control in Registrant.
-------   --------------------------------

     On August 25, 2001, Autologic Information International, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger, dated September 25, 2001 (the "Merger Agreement"), with Agfa Corporation, a Delaware corporation ("Parent") and a subsidiary of Agfa-Gevaert N.V., Autologic Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, which provides for, among other things, (i) the commencement by Purchaser of a cash tender offer for all of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), at a purchase price of $7.127 per share (the "Offer"); and (ii) following consummation of the Offer, the merger of Purchaser with and into the Company. With respect to outstanding options to purchase shares of Common Stock of the Company, following completion of the Offer, each holder of such options is to receive from Purchaser, in settlement thereof, for each share subject to the option, whether or not vested, an amount in cash equal to the difference between (i) the Offer consideration and (ii) the sum of the per share exercise price of such option and applicable withholding taxes, to the extent such difference is a positive number; thereupon, all options held by such holder shall be terminated. The consummation of the Merger Agreement and the transactions contemplated thereby, including the Offer, are subject to customary closing conditions as prescribed therein.

     In connection with the Merger Agreement, the Company entered into a Transaction Option Agreement, dated September 25, 2001 (the "Transaction Option Agreement"), with Parent, pursuant to which the Company granted Parent an option to purchase up to a number of shares of Common Stock of the Company equal to 19.9% of the shares of Common Stock of the Company issued and outstanding immediately prior to the exercise of such option, at a per share price equal to the per share consideration paid in the Offer. Such option is exercisable at any time after the completion of the Offer only if after giving effect to the exercise of such option, the number of shares of Common Stock beneficially owned by Parent would equal at least 90% of the then outstanding shares of Common Stock of the Company.

     In connection with the Merger Agreement, Volt Information Sciences, Inc., a New York corporation and beneficial owner of approximately 59% of the outstanding shares of Common Stock of the Company ("Volt"), entered into a Stockholder's Agreement, dated September 25, 2001 (the "Volt Stockholder's Agreement"), with Parent, Purchaser and the Company, pursuant to which Volt agreed, among other things, to: (i) tender in the Offer all of the shares of Common Stock of the Company beneficially owned by Volt; (ii) vote such shares in favor of the Merger Agreement (iii) grant Parent a proxy with respect to voting such shares; and (iv) grant Parent an option to purchase 331/3% of the shares of Common Stock of the Company beneficially owned by Volt at the per share price payable in the Offer in the event the Merger Agreement is terminated in certain circumstances. In addition, each of the executive officers and directors of the Company entered into a Stockholders' Agreement (the "Stockholders' Agreement") with Parent, Purchaser and the Company, providing for: (i) the tender of all shares of Common Stock of the Company beneficially owned by such executive officer or director; (ii) the vote of such shares by such executive officer and director in favor of the Merger Agreement; and (iii) the grant by such executive officer and director to Parent of a proxy with respect to the voting of such shares.

     In addition, the Company entered into a Lease, dated September 25, 2001 (the "Lease"), with Volt Realty Two, Inc., a Nevada corporation and wholly-owned subsidiary of Volt ("Realty"), pursuant to which, Realty has agreed to lease to the Company the premises in Thousand Oaks, California, which serve currently as the principal executive offices of the Company, at the existing rental charged to the Company for a term of one year with two three month renewal options in favor of the Company.

     On September 26, 2001, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement and the transactions contemplated thereby.

     The Merger Agreement, the Transaction Option Agreement, the Volt Stockholder's Agreement, the Stockholders' Agreement, the Lease and the Press Release are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 10.1 and 99.1, respectively. The description of each document set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of each such document.

Item 7.  Financial statements and exhibits:
-------  ----------------------------------

      (a)   Financial Statements:   Not applicable

      (b)   Pro Forma Financial Information:    Not applicable

      (c)   Exhibits:

                  Exhibit No.  Description:

                  2.1 Agreement and Plan of Merger, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc.

                  2.2 Transaction Option Agreement, dated September 25, 2001, among Agfa Corporation and Autologic Information International, Inc.

                  2.3 Stockholder's Agreement, dated September 25, 2001, between Agfa Corporation, Autologic Acquisition Corp., Volt Information Sciences, Inc. and Autologic Information International, Inc.

                  2.4 Stockholders' Agreement between Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc. and each executive officer and director of Autologic Information International, Inc.

                  10.1         Lease,  dated  September 25, 2001,  between Volt
                               Realty  Two,  Inc.  and  Autologic   Information
                               International, Inc.

                  99.1 Press Release, dated September 26, 2001 (Incorporated by reference to the Schedule 14D-9, dated September 26, 2001 filed by Autologic Information International, Inc.)

                                S I G N A T U R E


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AUTOLOGIC INFORMATION INTERNATIONAL, INC.


Date: September 26, 2001            By:    /s/  Alvin J. Brunner
                                           -------------------------------------
                                    Name:  Alvin J. Brunner
                                    Title: President and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.     Description:
-----------     ------------

2.1 Agreement and Plan of Merger, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc.

2.2 Transaction Option Agreement, dated September 25, 2001, among Agfa Corporation and Autologic Information International, Inc.

2.3         Stockholder's  Agreement,  dated  September  25,  2001,  among Agfa
            Corporation,   Autologic   Acquisition   Corp.,   Volt  Information
            Sciences, Inc. and Autologic Information International, Inc.

2.4 Stockholders' Agreement, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc. and each executive officer and director of Autologic Information International, Inc.

10.1 Lease, dated September 25, 2001, between Volt Realty Two, Inc. and Autologic Information International, Inc.

99.1 Press Release, dated September 26, 2001 (Incorporated by reference to the Schedule 14D-9, dated September 26, 2001 filed by Autologic Information International, Inc.)